UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2022 (February 17, 2022)

VIEW, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39470	84-3235065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 South Milpitas Blvd.

Milpitas, California, 95035

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 263-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VIEW	The Nasdaq Global Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	VIEWW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignations

On February 22, 2022, Harold Hughes submitted his resignation as Executive Chair, Principal Executive Officer and director of View, Inc. (the “Company”), effective immediately. On the same date, Tom Leppert submitted his resignation as a director of the Company, effective immediately. Mr. Hughes and Mr. Leppert had each served as members of the board of directors of the Company (the “Board”) since March 8, 2021, and at the time of his resignation, Mr. Leppert was a member of the Audit Committee. Mr. Hughes had served as a member of the board of View Operating Corporation (formerly known as View, Inc., and a wholly owned subsidiary of the Company since March 2021) since June 2013, and Mr. Leppert had served as a member of the board of View Operating Corporation since September 2015. As part of the remedial actions recommended by the Audit Committee in connection with its previously disclosed independent investigation, the Board appointed Mr. Hughes to be Executive Chair of the Board on November 8, 2021. It is the Company’s understanding that Mr. Hughes and Mr. Leppert believe that the Audit Committee’s remedial recommendations were not fully implemented by the Board; they believe that the Board’s determination of the responsibilities of Mr. Hughes as Executive Chair was inconsistent with what the Board had previously decided. All other directors do not agree with that belief.

Board Committee and Chair Appointments

On February 23, 2022, the Board appointed Toby Cosgrove as Chair of the Board and designated Rao Mulpuri as Principal Executive Officer of the Company. As previously disclosed, the Board established the position of Executive Chair in order to assist the Chief Executive Officer and focus on strengthening the Company’s financial and accounting functions, including financial statement reporting. As the independent Chair of the Board, Mr. Cosgrove has assumed those duties. The Board also confirmed committee compositions as follows, resulting from the Board’s actions described in this Current Report on Form 8-K:

•	Audit Committee – Nigel Gormly (Chair), Julie Larson-Green, Lisa Picard

•	Compensation Committee – Lisa Picard (Chair), Toby Cosgrove

•	Nominating and Corporate Governance Committee – Julie Larson-Green (Chair), Nigel Gormly, Toby Cosgrove

Ms. Picard, a member of the Board since March 2021, was appointed to the Audit Committee on February 23, 2022. The Board has also determined that Ms. Picard is an “audit committee financial expert” within the meaning of U.S. Securities and Exchange Commission regulations.

Officer Appointments

On February 17, 2022, Amy S. Reeves, age 45, was appointed as Chief Financial Officer of the Company, effective as of November 8, 2021. Ms. Reeves previously served as the Company’s interim Chief Financial Officer and interim Principal Financial Officer beginning in November 2021. Prior to that, Ms. Reeves served as the Company’s Controller and Chief Accounting Officer beginning in June, 2021. Prior to joining the Company, Ms. Reeves spent over 19 years at Wright Medical Group N.V. in various financial and accounting roles of increasing responsibility, most recently as Global Controller from 2019 until June 2021. Ms. Reeves holds a bachelor’s degree in accounting and a master’s degree in accounting from the University of Mississippi and is a Certified Public Accountant. Prior to her appointment as the Company’s Chief Financial Officer, Ms. Reeves received an annual base salary of $300,000 and was eligible to earn a target bonus equal to 30% of her annual base salary pursuant to the Company’s Employee Cash Incentive Plan. In connection with her appointment as the Company’s Chief Financial Officer, the Board approved a $50,000 increase to her annual base salary and an increased target bonus of 60% of her annual base salary pursuant to the Company’s Employee Cash Incentive Plan, effective as of the date of her appointment as the Company’s interim Chief Financial Officer on November 8, 2021.

On February 17, 2022, Bill Krause, age 41, was appointed as Chief Legal Officer of the Company. Mr. Krause has served as the Company’s Senior Vice President, General Counsel & Secretary since March 2021. Prior to that, Mr. Krause served as the Senior Vice President, General Counsel & Secretary of View Operating Corporation from January 2018 until March 2021. Prior to that, Mr. Krause was Deputy General Counsel & Assistant Secretary at Rambus, Inc., a publicly traded memory and security company. Mr. Krause has also had significant experience in private practice with the law firm of Pillsbury Winthrop Shaw Pittman, LLP, where he advised a wide range of companies with respect to securities compliance, public and private financings, mergers and acquisitions, public company reporting and corporate governance. Mr. Krause is a member of the California State Bar and received a J.D. from Santa Clara University and his bachelor’s degree from Amherst College. Prior to his appointment as the Company’s Chief Legal Officer, Mr. Krause received an annual base salary of $325,000 and was eligible to earn a target bonus equal to 40% of his annual base salary pursuant to the Company’s Employee Cash Incentive Plan. In connection with his appointment as the Company’s Chief Legal Officer, the Board approved a $25,000 increase in his annual base salary and an increased target bonus of 60% of his annual base salary pursuant to the Company’s Employee Cash Incentive Plan, effective as of the date of his appointment as the Company’s Chief Legal Officer on February 17, 2022.

Prior Actions

On February 17, 2022, the Board appointed Mr. Cosgrove, a member of the Board since March 2021, to serve as the Company’s Lead Independent Director. In light of the resignation of Mr. Hughes, the Board subsequently appointed Mr. Cosgrove as Chair of the Board as described above. On February 17, 2022, the Board also appointed Ms. Larson-Green, a member of the Board since June 2021, to its Audit Committee and as Chair of its Nominating and Corporate Governance Committee. On the same date, Mr. Leppert, a member of the Board since March 2021, was removed as a member of the Nominating and Corporate Governance Committee. On February 20, 2022, Mr. Gormly, a member of the Board since March 2021, was selected as chair of the Audit Committee. On February 17, 2022, the Board approved a $250,000 annual base salary for Mr. Hughes’ service as the Company’s Executive Chair, effective as of the date of his appointment as the Company’s Executive Chair on November 8, 2021. In light of his resignation, Mr. Hughes will receive a pro-rated portion of such salary from November 8, 2021 to February 22, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEW, INC.

By:	/s/ Bill Krause
Name:	Bill Krause
Title:	Chief Legal Officer

Dated: February 24, 2022